UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2004

THE SHERWIN-WILLIAMS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-04851	34-0526850

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Prospect Avenue, N.W., Cleveland, Ohio 44115

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (216) 566-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On September 1, 2004, The Sherwin-Williams Company issued a press release announcing that it has completed two previously announced acquisitions. The Company announced that it has completed the acquisition of 100% of the stock of Duron, Inc. and the acquisition of 100% of the stock of Paint Sundry Brands Corporation. A copy of the press release is attached as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit Description

99	Press Release of The Sherwin-Williams Company, dated September 1, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

September 2, 2004	By: /s/ L.E. Stellato

L.E. Stellato Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press Release of The Sherwin-Williams Company, dated September 1, 2004.

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